EXHIBIT 10.4

REAFFIRMATION AND RATIFICATION AGREEMENT

July 31, 2008

LV Administrative Services, Inc., as Agent

Laurus Master Fund, Ltd.

Valens U.S. SPV I, LLC

Valens Offshore SPV I, Ltd.

Valens Offshore SPV II, Corp.

PSource Structured Debt Limited

c/o Valens Capital Management, LLC

and Laurus Capital Management, LLC

355 Madison Avenue

New York, New York 10017

Ladies and Gentlemen:

Reference is made to (a) that certain Note and Warrant Purchase Agreement dated as of March 31, 2006 (as amended, supplemented, restated or modified from time to time, the “March 2006 Laurus Purchase Agreement”) by and between Laurus Master Fund, Ltd. (“Laurus”) and Biovest International, Inc. (“Biovest”); (b) that certain Secured Promissory Note dated March 31, 2006 (as amended, supplemented, restated or modified from time to time, the “ Laurus March 2006 Note”) in the original principal amount of $7,799,000 issued by Biovest in favor of Laurus; (c) the Related Agreements (as defined in the March 2006 Laurus Purchase Agreement); (d) that certain Note Purchase Agreement dated as of October 30, 2007 (as amended, supplemented, restated or modified from time to time, the “October 2007 Valens US Purchase Agreement”) by and between Valens U.S. SPV I, LLC (“Valens US”) and Biovest; (e) that certain Secured Promissory Note dated October 30, 2007 (as amended, supplemented, restated or modified from time to time, the “Valens US October 2007 Note”) in the original principal amount of $245,000 issued by Biovest in favor of Valens US; (f) the Related Agreements (as defined in the October 2007 Valens US Purchase Agreement); (g) that certain Note Purchase Agreement dated as of October 30, 2007 (as amended, supplemented, restated or modified from time to time, the “October 2007 Valens Offshore II Purchase Agreement”) by and between Valens Offshore SPV II, Corp. (“Valens Offshore II”) and Biovest; (h) that certain Secured Promissory Note dated October 30, 2007 (as amended, supplemented, restated or modified from time to time, the “Valens Offshore II October 2007 Note”) in the original principal amount of $255,000 issued by Biovest in favor of Valens Offshore II; (i) the Related Agreements (as defined in the October 2007 Valens Offshore II Purchase Agreement); (j) that certain Note Purchase Agreement dated as of December 10, 2007 (as amended, supplemented, restated or modified from time to time, the “December 2007 Valens US Purchase Agreement”) by and between Valens US and Biovest; (k) that certain Secured Promissory Note dated December 10, 2007 (as amended, supplemented, restated or modified from time to time, the “Valens US December 2007 Note”) in the original principal amount of $4,900,000 issued by Biovest in favor of Valens US; (l) the Related Agreements (as defined in the December 2007 Valens US Purchase Agreement); (m) that certain Note Purchase Agreement dated as of December 10, 2007 (as amended, supplemented, restated or modified from time to time, the “December 2007 Valens Offshore II Purchase Agreement”)

by and between Valens Offshore II and Biovest; (n) that certain Secured Promissory Note dated December 10, 2007 (as amended, supplemented, restated or modified from time to time, the “Valens Offshore II December 2007 Note”, and collectively with the Laurus March 2006 Note, the Valens US October 2007 Note, the Valens Offshore II October 2007 Note, the Valens US December 2007 Note and the Valens Offshore II December 2007 Note, the “Existing Notes”) in the original principal amount of $3,600,000 issued by Biovest in favor of Valens Offshore II; (o) the Related Agreements (as defined in the December 2007 Valens Offshore II Purchase Agreement); (p) that certain Guaranty dated as of December 10, 2007 (as amended, supplemented, restated or modified from time to time, the “Subsidiary Guaranty”) by Biovax, Inc., a Florida corporation (“Biovax”), AutovaxID, Inc., a Florida corporation (“AutovaxID”), Biolender, LLC, a Delaware limited liability company (“Biolender I”) and Biolender II, LLC, a Delaware limited liability company (“Biolender II”; and together with Biovax, AutovaxID and Biolender I, collectively, the “Subsidiary Guarantors”) in favor of LV Administrative Services, Inc., as agent (the “Agent”), Valens US and Valens Offshore II; (q) that certain Guaranty dated as of December 10, 2007 (as amended, supplemented, restated or modified from time to time, the “Parent Guaranty”) by Accentia Biopharmaceuticals, Inc., a Florida corporation (the “Parent Guarantor”), in favor of Agent, Valens US and Valens Offshore II; (r) that certain Limited Guaranty dated as of January 31, 2008 (as amended, supplemented, restated or modified from time to time, the “Limited Guaranty”) by Revimmune LLC (“Limited Guarantor”; and together with Subsidiary Guarantors and Parent Guarantor, collectively, the “Guarantors”) in favor of Agent, Valens US and Valens Offshore II and (s) that certain Master Security Agreement dated as of December 10, 2007 (as amended, supplemented, restated or modified from time to time, the “Master Security Agreement”) among Biovest, Subsidiary Guarantors and Agent (the documents identified in clauses (a) through (s), collectively, the “Existing Loan Agreements”). Pursuant to one or more instruments of assignment, Laurus, Valens US and Valens Offshore II have, from time to time, assigned some or all of their respective rights, title and interest in certain of the Existing Loan Agreements and all collateral security therefor to Valens Offshore I, Ltd (“Valens Offshore I”) and PSource Structured Debt Limited (“PSource”, and together with Laurus, Valens US, Valens Offshore I and Valens Offshore II, collectively, the “Creditor Parties”).

To induce the Creditor Parties to enter into that certain letter agreement, dated as of the dated hereof, among Biovest and the Creditor Parties (as amended, modified or supplemented from time to time, the “Amendment”), amending, among other things, the maturity dates of the Existing Notes and the amortization schedules of certain of the Existing Notes, Biovest and each Guarantor hereby:

a. represents and warrants to Agent and each Creditor Party that it has reviewed and approved the terms and provisions of the Amendment and the documents, instruments and agreements entered into in connection therewith;

b. acknowledges, ratifies and confirms that all of the terms, conditions, representations and covenants contained in each of the Existing Loan Agreements are in full force and effect and shall remain in full force and effect after giving effect to the execution and effectiveness of the Amendment;

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c. represents and warrants that no offsets, counterclaims or defenses exist as of the date hereof with respect to any of the undersigned’s obligations under any Existing Loan Agreements;

d. acknowledges, ratifies and confirms: (i) the grant by Biovest and each Subsidiary Guarantor to Agent and each Creditor Party of a security interest in the assets of (including the equity interests owned by) Biovest and each Subsidiary Guarantor, respectively, as more specifically set forth in the Existing Loan Agreements, as applicable (the “Security Interest Grants”), (ii) that the Security Interest Grants secure all the Obligations (as defined in the Existing Loan Agreements), including, without limitation, all obligations owing under and in respect of the Amendment and the Additional Interest Notes (as defined in the Amendment), and (iii) to the extent not otherwise granted under the Existing Loan Agreements, Biovest and each Subsidiary Guarantor hereby assigns, pledges and grants to Agent and each Creditor Party a continuing security interest in all Collateral (as defined in the Existing Loan Agreements), whether now owned or existing or hereafter acquired or arising and where-so-ever located to secure all the Obligations (as defined in the Existing Loan Agreements), including, without limitation, all obligations owing under and in respect of the Amendment, the Additional Interest Notes (as defined in the Amendment) and all instruments documents and agreements executed in connection therewith;

e. acknowledges and confirms that a breach by Biovest under the Amendment shall constitute an Event of Default under the Existing Loan Agreements; and

f. releases, remises, acquits and forever discharges Agent and each Creditor Party and Agent’s and each Creditor Party’s employees, agents, representatives, consultants, attorneys, fiduciaries, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the “Released Parties”), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties in any way directly or indirectly arising out of or in any way connected to this Reaffirmation and Ratification Agreement, the Existing Loan Agreements, the Amendment, the Additional Interest Notes (as defined in the Amendment) and any other document, instrument or agreement made by the undersigned in favor of Agent or any Creditor Party, in each case arising prior to and including the date of execution hereof.

This letter agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflicts of law provisions thereof. This letter agreement may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature hereto.

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IN WITNESS WHEREOF, the undersigned have executed this Reaffirmation and Ratification Agreement on the date first written above.

BIOVEST INTERNATIONAL, INC.

By:	/s/ Steven Arikian
Name:	Steven Arikian, M.D.
Title:	Chairman & CEO

BIOVAX, INC., as a Subsidiary Guarantor

By:	/s/ Steven Arikian
Name:	Steven Arikian, M.D.
Title:	Chairman & CEO

AUTOVAXID, INC., as a Subsidiary Guarantor

By:	/s/ Steven Arikian
Name:	Steven Arikian, M.D.
Title:	Chairman & CEO

BIOLENDER, LLC, as a Subsidiary Guarantor

By:	/s/ Steven Arikian
Name:	Steven Arikian, M.D.
Title:	Chairman & CEO of Biovest International, Inc. - Sole Member

BIOLENDER II, LLC, as a Subsidiary Guarantor

By:	/s/ Steven Arikian
Name:	Steven Arikian, M.D.
Title:	Chairman & CEO of Biovest International, Inc. - Sole Member

ACCENTIA BIOPHARMACEUTICALS, INC., as Parent Guarantor

		By:	/s/ James A. McNulty
		Name:	James A. McNulty, CPA
		Title:	Secretary/Treasurer

REVIMMUNE LLC, as Limited Guarantor

		By:	/s/ Francis E. O’Donnell, Jr.
		Name:	Francis E. O’Donnell, Jr., M.D.
		Title:	Manager

Acknowledged and Agreed to by:

LV ADMINISTRATIVE SERVICES, INC., as Agent

By:	/s/ Patrick Regan
Name:	Patrick Regan
Title:	Authorized Signatory

VALENS OFFSHORE SPV II, CORP.

By:	Valens Capital Management, LLC, its investment manager

By:	/s/ Patrick Regan
Name:	Patrick Regan
Title:	Authorized Signatory

VALENS OFFSHORE SPV I, LTD.

By:	Valens Capital Management, LLC, its investment manager

By:	/s/ Patrick Regan
Name:	Patrick Regan
Title:	Authorized Signatory

VALENS U.S. SPV I, LLC

By:	Valens Capital Management, LLC, its investment manager

By:	/s/ Patrick Regan
Name:	Patrick Regan
Title:	Authorized Signatory

PSOURCE STRUCTURED DEBT LIMITED

By:	/s/ Soondra Apparoo
Name:	Soondra Apparoo
Title:	Authorized Signatory

LAURUS MASTER FUND, LTD.

By:	Laurus Capital Management, LLC, its investment manager

By:	/s/ Patrick Regan
Name:	Patrick Regan
Title:	Authorized Signatory